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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):   April 9, 2001
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                                 METASOLV, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                  0-17920                     75-2912166
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(State or other jurisdiction    (Commission                  (IRS Employer
     of incorporation)          File Number)                 Identification No.)

                   5560 Tennyson Parkway, Plano, Texas 75024
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             (Address of Principal Executive Offices)   (Zip Code)


      Registrant's telephone number, including area code   (972) 403-8300
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

             Exhibit
             Number      Description

             99.1       Text of Press Release dated April 9, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

     On April 9, 2001, MetaSolv, Inc. issued a press release announcing that it would provide an online Web simulcast and rebroadcast of its 2001 first quarter earnings release conference call, a copy of which is filed herewith as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METASOLV, INC.



Date:  April 12, 2001                   By:   /s/ Glenn A. Etherington
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                                              Glenn A. Etherington
                                              Chief Financial Officer
                                              Duly Authorized Officer on behalf
                                              of the Registrant

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